Exhibit 99.1
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                __________________ DISTRICT OF __________________

In re:  Trenwick Group Ltd.                    Case No.           03-12636 (MFW)
                                               Reporting Period:  April 2004

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------
                                                                                         Document      Explanation
Required Documents                                                      Form No.         Attached       Attached
------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1            Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (Con't)    Yes
     Copies of bank statements                                                           N/A
     Cash disbursements journals                                                         Yes
Statement of Operations                                                 MOR-2            Yes
Balance Sheet                                                           MOR-3            Yes
Status of Postpetition Taxes                                            MOR-4            N/A
     Copies of IRS Form 6123 or payment receipt                                          N/A
     Copies of tax returns filed during reporting period                                 N/A
Summary of Unpaid Postpetition Debts                                    MOR-4            Yes
     Listing of aged accounts payable                                                    Yes
Accounts Receivable Reconciliation and Aging                            MOR-5            Yes
Debtor Questionnaire                                                    MOR-5            Yes
------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                       May 20, 2004
--------------------------------------                  ------------------------
Signature of Debtor                                     Date


/s/ Alan L. Hunte                                       May 20, 2004
--------------------------------------                  ------------------------
Signature of Joint Debtor                               Date


/s/ Alan L. Hunte                                       May 20, 2004
--------------------------------------                  ------------------------
Signature of Authorized Individual*                     Date


Alan L. Hunte
--------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

In re:  Trenwick Group Ltd.                            Case No.:  03-12636 (MFW)
Schedule of Cash Receipts & Disbursements      Reporting Period:  April 2004

                                                      Bank Accounts
                                       Operating         Payroll         Tax         Other
                                     -----------------------------------------------------

  Cash - Beg of Month                  103,774.86            --           NA           NA
                                     -----------------------------------------------------

       Receipts:
      Cash Sales                               --            --           --           --
     Accounts Rec                              --            --           --           --
   Loans & Advances                            --            --           --           --
    Sale of Assets                             --            --           --           --
         Other                                               --           --           --
       Transfers                               --            --           --           --
                                     -----------------------------------------------------

    Total Receipts                             --            --
                                     -----------------------------------------------------

    Disbursements:
      Net Payroll                              --            --           --           --
     Payroll Taxes                             --            --           --           --
Sales, Use, & Other Tax                        --            --           --           --
  Inventory Purchases                          --            --           --           --
 Secured Rental/Leases                         --            --           --           --
       Insurance                               --            --           --           --
    Administrative                             --            --           --           --
        Selling                                --            --           --           --
         Other                                 --            --           --           --
 Transfers to P/R Acct                         --            --           --           --
   Professional Fees                   (29,937.64)           --           --           --
      Court Costs                         (250.00)           --           --           --
                                     -----------------------------------------------------

 Total Disbursements:                  (30,187.64)           --           --           --
                                     -----------------------------------------------------

    Net Cash Flow:                     (30,187.64)           --           --           --
                                     -----------------------------------------------------

  Cash: End of Month                    73,587.22            --           --           --
                                     =====================================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd
Bank Reconciliations
April 2004

The following Chase Accounts have been reconciled

 Operating:

 Location:       JPMorganChase, NY
                 ABA No. 021-000-021

 Month End
Book Balance     $ 73,587.22

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd
Disbursements
April 2004

 Wire Date       Amount         Vendor Name
-----------    ----------      -------------

 4/29/2004      26,091.96      Wire Transfer to TAC to cover for Reimb of Equiserv Fees made on behalf of TGL
 4/29/2004       3,845.68      Wire Transfer to TAC to cover for Reimb of CCH Fee made on behalf of TGL
 4/29/2004         250.00      Wire Transfer to TAC to cover for Reimb of 4Q 03 US Trustee fee made on behalf of TGL

Total          $30,187.64
               ==========

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd.                                      Case No. 03-12636 (MFW)
      Debtor                                    Reporting Period: April 2004

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------
                                                   Month Ended      Cumulative
REVENUES                                           April 2004     Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                    $         --     $   (567,222)
--------------------------------------------------------------------------------
Less: Returns and Allowances                                --               --
--------------------------------------------------------------------------------
Net Revenue                                       $         --     $   (567,222)
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                                         --               --
--------------------------------------------------------------------------------
Add: Purchases                                              --               --
--------------------------------------------------------------------------------
Add:Cost of Labor                                           --               --
--------------------------------------------------------------------------------
Add: Other costs (schedule attached)                        --               --
--------------------------------------------------------------------------------
Less: Ending Inventory                                      --               --
--------------------------------------------------------------------------------
Cost of Goods Sold                                          --               --
--------------------------------------------------------------------------------
Gross Profit                                                --         (567,222)
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                                 --               --
--------------------------------------------------------------------------------
Auto and Truck Expense                                      --           13,522
--------------------------------------------------------------------------------
Bad Debts                                                   --               --
--------------------------------------------------------------------------------
Contributions                                               --               --
--------------------------------------------------------------------------------
Employee Benefits Programs                              12,004          188,000
--------------------------------------------------------------------------------
Insider compensation*                                       --           68,710
--------------------------------------------------------------------------------
Insurance                                                7,161          418,934
--------------------------------------------------------------------------------
Management Fees/Bonuses                                     --               --
--------------------------------------------------------------------------------
Office Expense                                              64            8,079
--------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                              --               --
--------------------------------------------------------------------------------
Repairs and Maintenance                                     --               --
--------------------------------------------------------------------------------
Rent and Lease Expense                                      --               --
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                                   --          (75,192)
--------------------------------------------------------------------------------
Supplies                                                 3,846            8,808
--------------------------------------------------------------------------------
Taxes-Payroll                                               --               --
--------------------------------------------------------------------------------
Taxes-Real Estate                                           --               --
--------------------------------------------------------------------------------
Taxes-Other                                              8,730           33,827
--------------------------------------------------------------------------------
Travel and Entertainment                                    --               --
--------------------------------------------------------------------------------
Utilities                                                   --               --
--------------------------------------------------------------------------------
Other (attach schedule)                                     --        1,992,562
--------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation            31,804        2,657,249
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                    129,529        1,086,371
--------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses       (161,333)      (4,310,842)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                      12,087,151      (43,878,436)
--------------------------------------------------------------------------------
Interest Expense                                            --               --
--------------------------------------------------------------------------------
Other Expense (attach schedule)                             --       33,099,059
--------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items       11,925,818      (81,288,337)
--------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                           --               --
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                 --               --
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
--------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                 137            3,699
--------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                           --               --
--------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)            250           63,479
--------------------------------------------------------------------------------
Total Reorganization Expenses                              113           59,780
--------------------------------------------------------------------------------
Income Taxes                                                --               --
--------------------------------------------------------------------------------
Net Profit (Loss)                                 $ 11,925,705     $(81,348,117)
--------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd.                                               03-12636 (MFW)
      Debtor                                                      April 2004

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                   Month Ended      Cumulative
BREAKDOWN OF "OTHER" CATEGORY                      April 2004     Filing to Date
--------------------------------------------------------------------------------

Other Costs

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Operational Expenses

--------------------------------------------------------------------------------
Board Related                                               --          (62,622)
--------------------------------------------------------------------------------
Other Fees                                                  --        2,054,231
--------------------------------------------------------------------------------
Data Processing                                             --              953
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                  $         --     $  1,992,562
--------------------------------------------------------------------------------

Other Income

--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                       12,087,151      (43,878,436)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                                $ 12,087,151     $(43,878,436)
--------------------------------------------------------------------------------

Other Expenses

--------------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.                 --       33,099,059
--------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                              $         --     $ 33,099,059
--------------------------------------------------------------------------------

Other Reorganization Expenses

--------------------------------------------------------------------------------
Bankruptcy Related Fees                                    250           63,479
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES               $        250     $     63,479
--------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd.                                     Case No.  03-12636 (MFW)
      Debtor                                   Reporting Period:  April 30, 2004

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF         BOOK VALUE ON
                       ASSETS                                              CURRENT REPORTING MONTH       PETITION DATE
-----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                          --                       --
-----------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                         563,664                  655,336
-----------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                             225,014                 (591,090)
-----------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                           --                       --
-----------------------------------------------------------------------------------------------------------------------
Inventories                                                                                --                       --
-----------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                       51,101                1,088,137
-----------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                              2,081,166                2,200,000
-----------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                     --                    3,861
-----------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                           $    2,920,945           $    3,356,244
-----------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                             --                       --
-----------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                    --                       --
-----------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                               73,467                   82,181
-----------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                     --                       --
-----------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                   --                       --
-----------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                         (45,974)                 (33,020)
-----------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $       27,493           $       49,161
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                         --                       --
-----------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                    112,771,221              220,135,876
-----------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                             $  112,771,221           $  220,135,876
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $  115,719,659           $  223,541,281
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                               CURRENT REPORTING MONTH       PETITION DATE
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                        3,962                       --
-----------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                        --                       --
-----------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                              --                    4,900
-----------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                              --                       --
-----------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                           --                       --
-----------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                  --                       --
-----------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                          --                       --
-----------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                   --                       --
-----------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                       95,196                       --
-----------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                 $       99,158           $        4,900
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                               --                       --
-----------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                              --                       --
-----------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                    216,337,494              216,896,055
-----------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $  216,337,494           $  216,896,055
-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 216,436,652              216,900,955
-----------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                       3,673,000                3,676,102
-----------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                        574,262,130              574,823,017
-----------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                  --                       --
-----------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                     --                       --
-----------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                 (551,923,031)            (551,923,031)
-----------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                 (81,348,117)                      --
-----------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                     (45,380,975)             (19,935,762)
-----------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                      --                       --
-----------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                               $ (100,716,993)          $    6,640,326
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                           $  115,719,659           $  223,541,281
=======================================================================================================================

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd.                                     Case No.  03-12636 (MFW)
      Debtor                                   Reporting Period:  April 30, 2004

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                       BOOK VALUE AT END OF      BOOK VALUE ON
           ASSETS                     CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------
Accrued Investment Income                             --                  3,861
--------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                 $          --          $       3,861
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Prepaid Deposits                                  19,622                 19,622
--------------------------------------------------------------------------------
Investment in Subsidiaries                   110,581,386            215,156,938
--------------------------------------------------------------------------------
Miscellaneous Other Assets                     2,170,212              4,959,316
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                         $ 112,771,221          $ 220,135,876
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       BOOK VALUE AT END OF       BOOK VALUE ON
LIABILITIES AND OWNER EQUITY          CURRENT REPORTING MONTH     PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------
Accrued Expenses                                 789,010              1,299,727
--------------------------------------------------------------------------------
Interest Payable                               2,276,323              2,276,323
--------------------------------------------------------------------------------
Due to Affiliates                             94,431,380             94,479,224
--------------------------------------------------------------------------------
Other Liabilities                            118,840,781            118,840,781
--------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)       $ 216,337,494          $ 216,896,055
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
Accrued Expenses                                  95,196                     --
--------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES       $      95,196          $          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------
Deferred Compensation                           (194,961)            (1,125,099)
--------------------------------------------------------------------------------
Equity in Subsidiary                         (45,186,014)           (18,810,663)
--------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY           $ (45,380,975)         $ (19,935,762)
--------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

In re Trenwick Group Ltd.                               Case No.  03-12636 (MFW)
        Debtor                                 Reporting period:  April 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-------------------------------------------------------------------------------------------------------------------
                                                Amount
                               Beginning      Withheld or                                  Check. No     Ending Tax
                             Tax Liability      Accrued      Amount Paid      Date Paid     or EFT       Liability
===================================================================================================================
Federal
-------------------------------------------------------------------------------------------------------------------
Withholding                         --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
FICA-Employee                       --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
FICA-Employer                       --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
Unemployment                        --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
Income                              --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
Other:                              --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes               --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------------------------------------------
Withholding                         --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
Sales                               --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
Excise                              --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
Unemployment                        --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
Real Property                       --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
Personal Property                   --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
Other:                              --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
  Total State and Local             --             --             --                                          --
-------------------------------------------------------------------------------------------------------------------
Total Taxes                         --             --             --                           --             --
-------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-----------------------------------------------------------------------------------------------------------
                                                                 Number of Days Past Due
                                              =============================================================
                                              Current       0-30      31-60      61-90    Over 90     Total
-----------------------------------------------------------------------------------------------------------
Accounts Payable                               2,909         --         --         --      1,052      3,962
-----------------------------------------------------------------------------------------------------------
Wages Payable                                                                                            --
-----------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                            --
-----------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                   --
-----------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                  --
-----------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                --
-----------------------------------------------------------------------------------------------------------
Professional Fees                                                                                        --
-----------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                  --
-----------------------------------------------------------------------------------------------------------
Other:                                                                                                   --
-----------------------------------------------------------------------------------------------------------
Other:                                                                                                   --
-----------------------------------------------------------------------------------------------------------
Total Postpetition Debts                       2,909         --         --         --      1,052      3,962
-----------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd.
List of Aged Accounts Payable
April 30, 2004

   Vendor      Invoice Date    Invoice Number      Amount                 Activity
   ------      ------------    --------------      ------                 --------
Deraventures     11/5/2003     11014-37201-03        216.30     M. Becker Telecommunications
    CCH          1/6/2004          7405420           836.34        TGL Monthly 8-K filing
                                                  ---------
                                     91+           1,052.64

  Equiserve      4/14/2004         167868          2,909.61             Monthly fees
                                                  ---------
                                   Current         2,909.61

                                                  ---------
                               Grand Total        $3,962.25
                                                  =========

                                                                     MOR-4 AGING

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd.                                     Case No.  03-12636 (MFW)
     Debtor                                    Reporting Period:  April 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

----------------------------------------------------------------------------------       ----------------
Accounts Receivable Reconciliation                                                            Amount
----------------------------------------------------------------------------------       ----------------
Total Accounts Receivable at the beginning of the reporting period                       $    219,094.00
----------------------------------------------------------------------------------       ----------------
+ Amounts billed during the peiod                                                               5,920.00
----------------------------------------------------------------------------------       ----------------
- Amounts collected during the peiod                                                                  --
----------------------------------------------------------------------------------       ----------------
Total Accounts Receivable at the end of the reporting period                                  225,014.00
----------------------------------------------------------------------------------       ----------------

----------------------------------------------------------------------------------       ----------------
Accounts Receivable Aging                                                                     Amount
----------------------------------------------------------------------------------       ----------------
0 - 30 days old                                                                                 5,920.00
----------------------------------------------------------------------------------       ----------------
31 - 60 days old                                                                                      --
----------------------------------------------------------------------------------       ----------------
61 - 90 days old                                                                                      --
----------------------------------------------------------------------------------       ----------------
91 + days old                                                                               9,661,613.00
----------------------------------------------------------------------------------       ----------------
Total Accounts Receivable                                                                   9,667,533.00
----------------------------------------------------------------------------------       ----------------
Amount considered uncollectible (Bad Debt)                                                 (9,442,519.00)
----------------------------------------------------------------------------------       ----------------
Accounts Receivable (Net)                                                                     225,014.00
----------------------------------------------------------------------------------       ----------------

                              DEBTOR QUESTIONNAIRE

----------------------------------------------------------------------------------       ----------------
Must be completed each month                                                               Yes       No
----------------------------------------------------------------------------------       ----------------
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.                                         X
----------------------------------------------------------------------------------       ----------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                     X
----------------------------------------------------------------------------------       ----------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                          X
----------------------------------------------------------------------------------       ----------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                   X
----------------------------------------------------------------------------------       ----------------

                                                                      FORM MOR-5
                                                                          (9/99)